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PROXY UPDATE                                                          [AIM LOGO]
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IMPORTANT INFORMATION ABOUT THE AIM/INVESCO MERGER PROXY YOUR CLIENTS WILL
RECEIVE


As you may know, AIM has entered into an agreement to merge with a subsidiary of INVESCO plc. When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect a true "merger of equals." AMVESCO will have combined assets under management of approximately $150 billion and the capability to offer a broader range of products and services.

        This merger will not change the portfolio management, investment style, distribution system, fee or load structure of any of the AIM Funds that your clients own.

        However, as a result of the merger it is necessary for the shareholders of each AIM Fund to approve a new investment advisory agreement (and in some cases a sub-advisory agreement). At the same time, your clients will also be asked to vote on other proposals that relate to the management of their Fund.

        Proxies will be mailed to AIM's registered shareholders (as of the December 3 record date) beginning December 26. Shareholder meetings are scheduled for February 7, 1997.

PROXIES AND BALLOTS

Because your clients are being asked to vote on different issues, we are mailing different proxies. To reduce costs, Funds have been grouped in the proxies as noted below based on the common issues up for vote.

- GROUP A: Blue Chip, Capital Development, Global Aggressive Growth, Global Growth, Global Income, International Equity, Tax-Exempt Bond Fund of Connecticut, Tax-Exempt Cash Fund, Tax-Free Intermediate Shares and all AIM Variable Insurance Funds

               ----------------------------------------------
                             INSIDE THIS UPDATE
               ----------------------------------------------
               SUMMARY OF PROXY ISSUES ............... PAGE 2

               PROXY COVER LETTER .................... PAGE 3

               DIVISION PHONE NUMBERS ................ PAGE 4

               ----------------------------------------------

- GROUP B: Charter, Constellation and Weingarten Funds

- GROUP C: Aggressive Growth Fund

- GROUP D: Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co.

- GROUP E: Balanced, High Yield, Income, Intermediate Government, Money Market, Municipal Bond and Limited Maturity Treasury Shares Funds

- GROUP F: Global Utilities, Growth and Value Funds

Your clients will receive proxies based on the Funds they own. For example, if they own shares of Global Growth Fund and Charter Fund, they will receive proxies for both Groups A and B. They will also receive a ballot for each Fund. If they own shares of Global Utilities and Growth Funds, they will receive only the proxy for Group E; however, they will receive two ballots, one for each Fund.

THE SOLICITATION PROCESS

AIM has retained Shareholder Communications Corporation (SCC), a professional proxy solicitor, to assist with solicitation.

        Sometime after the second week in January, SCC will begin calling your clients who have not voted to remind them to vote. SCC will start with shareholders owning the largest number of shares. Your clients will be given the opportunity to vote over the phone.

        Please note: shareholders voting by phone will be asked several questions for identification purposes, including the last four digits of their Social Security numbers.

VOTING BY MAIL, PHONE OR FAX

Your clients may have three possible ways to vote: mail, phone or fax.

BY PHONE

Registered AIM shareholders and non-objecting beneficial shareholders (NOBOs) distributed through ADP can vote by phone by calling 800-733-8481, ext. 421 between 9 a.m. and 11 p.m., EST. Please note that your clients cannot vote by calling AIM Fund Services.

BY FAX

Registered AIM shareholders and NOBOs described above can vote by fax, 24 hours a day, at 800-733-1885.

BY MAIL

All AIM shareholders can vote by mail. Clients with shares held in street name accounts (other than NOBOs described above) may only vote by mail. They will not be able to vote by phone or fax because SCC will not have their records. They must vote by mail, unless their broker/dealer's proxy department has made other arrangements.

FOR ADDITIONAL INFORMATION

If you have any additional questions about the proxy process, please call SCC at 800-733-8481, ext. 421. Call your AIM regional wholesaler or marketing specialist if you have questions about the merger.

                              To order copies of
                    the proxies, call AIM at 800-347-4246

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                             FOR BROKER USE ONLY
THIS MATERIAL IS PREPARED FOR BROKER USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO MEMBERS OF THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE
               FOR PUBLIC USE. A I M DISTRIBUTORS, INC. 12/96.

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SUMMARY OF PROXY ISSUES


VOTING                   ISSUE                                      REASON
---------------------------------------------------------------------------------------------------------------------------------
ALL FUNDS                Approve new investment agreement           As a result of the merger, the present agreement terminates
                         with A I M Advisors, Inc. No change in     automatically. Shareholders are being asked to approve
                         fees is proposed.                          a new agreement on terms substantially identical to the
                                                                    current agreement. There are no material changes.
---------------------------------------------------------------------------------------------------------------------------------
ALL FUNDS                Elect Trustees/Directors                   Shareholders have the opportunity to elect trustees/directors who oversee matters relating to their Fund.
---------------------------------------------------------------------------------------------------------------------------------
ALL FUNDS                Ratify selection of KPMG Peat Marwick      The law requires that shareholders be asked to ratify the
                         as independent accountants (VI Funds       selection of independent accountants at meetings where
                         vote on Tait, Weller & Baker as            trustees/directors are elected.
                         independent accountants).
---------------------------------------------------------------------------------------------------------------------------------
ALL FUNDS                Approve change to policy regarding         By changing the current policy, the Funds would have the
(EXCEPT BLUE CHIP        investments in other investment            flexibility to invest in a wider range of issuers, industries
FUND)                    companies.                                 and markets with Board approval and SEC exemptive relief. This may decrease volatility and risk while providing greater
                                                                    liquidity than investing in individual securities.
---------------------------------------------------------------------------------------------------------------------------------
CHARTER,                 Approve new sub-advisory agreement         As a result of the merger, the present agreement terminates
CONSTELLATION AND        between A I M Advisors, Inc. and  A I M    automatically. Shareholders are being asked to approve
WEINGARTEN FUNDS         Capital Management, Inc. No change         a new agreement on terms substantially identical to the
                         in fees is proposed.                       current agreement.
---------------------------------------------------------------------------------------------------------------------------------
SUMMIT FUND              Approve new sub-advisory agreement         As a result of the merger, the present agreement terminates
                         between A I M Advisors, Inc. and           automatically. Shareholders are being asked to approve
                         TradeStreet Investment Associates.         a new agreement on terms substantially identical to the
                                                                    current agreement.
---------------------------------------------------------------------------------------------------------------------------------
CHARTER FUND             Eliminate fundamental policy regarding     These securities provide additional opportunities for long-
                         investment in companies with less than     term growth.
                         five years of continuous operation.
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INTERNATIONAL            Eliminate fundamental policy regarding     These securities provide additional opportunities for long-
EQUITY FUND              investment in companies with less than     term growth.
                         three years of continuous operation.
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITIES,        Change fundamental policy regarding        Provide protection in down markets. For hedging purposes
GROWTH, VALUE,           investment in puts, calls, straddles and   only; will not be used for speculative investments.
CHARTER AND              spreads.
WEINGARTEN FUNDS
---------------------------------------------------------------------------------------------------------------------------------



                             FOR BROKER USE ONLY

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                                                            COPY
                                                      -----------------
                                                  Chairman's cover letter for
                                                  the AIM proxy to be mailed
                                                   to your clients in late
                                                           December


               THE AIM FAMILY OF FUNDS --Registered Trademark--
                         11 Greenway Plaza, Suite 1919
                               Houston, TX 77046

                                                               December 20, 1996

Dear Shareholder:

As you may know, A I M Management Group Inc. ("AIM Management"), the parent company of A I M Advisors, Inc. ("AIM"), the investment advisor to The AIM Family of Funds--Registered Trademark--, has entered into an agreement under which AIM Management will merge with a subsidiary of INVESCO plc. As a result of this merger, it is necessary for the shareholders of each of the AIM Funds to approve a new investment advisory agreement (and in some cases, a new sub-advisory agreement).

     The following important facts about the transaction are outlined below:

     - The merger has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses charged to your Fund will not change as a result of this merger.

     - The investment objectives of the Fund will remain the same and key employees of AIM will continue to manage your Funds as they have in the past.

     - The merger will not change the quality of the investment management and shareholder services that you have received over the years.

Shareholders are also being asked to approve Directors, to approve certain proposed changes in fundamental policies and to ratify the selection of independent accountants. After careful consideration, the Board of Directors of your Fund has unanimously approved these proposals and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the AIM Funds are required to conduct shareholder meetings, you will receive at least one statement and a proxy card for each Fund you own. PLEASE VOTE EACH PROXY CARD YOU RECEIVE.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.

                                          Sincerely,

                                          /s/ CHARLES T. BAUER

                                          Charles T. Bauer
                                          Chairman





                             FOR BROKER USE ONLY


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        -------------------------------------------------------------



                                 NYSE DIVISION:

                                  800-988-4246

                               NYSE Member Firms



               INDEPENDENT AND INSURANCE DEALER DIVISION (IIDD):

                                  800-337-4246

           NASD Member Firms, Financial Planners and Insurance Agents



                     FINANCIAL INSTITUTION DIVISION (FID):

                                  800-578-4246

                    Banks, Savings & Loans and Credit Unions



        --------------------------------------------------------------



                                www.aimfunds.com

                        A I M Distributors, Inc. 12/96.

                            [AIM LOGO APPEARS HERE]



                              FOR BROKER USE ONLY
THIS MATERIAL IS PREPARED FOR BROKER USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO MEMBERS OF THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE
                                FOR PUBLIC USE.

                                       4